Exhibit 23


                          INDEPENDENT AUDITORS CONSENT


To the Board of Directors
Cinema Ride, Inc.


We hereby consent to the incorporation by reference in the previously filed Registration Statement of Cinema Ride, Inc. on Form S-8 (File No. 333-113245) of our report, dated April 23, 2004 appearing in this Annual Report on Form 10-KSB of Cinema Ride, Inc. for the year ended December 31, 2003.



                                               /S/ WEINBERG & COMPANY, P.A.

                                                   Weinberg & Company, P.A.


Boca Raton, Florida
May 14, 2004